UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-2215

T. Rowe Price Small-Cap Value Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2010

Item 1: Report to Shareholders

Small-Cap Value Fund	June 30, 2010

The views and opinions in this report were current as of June 30, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

After a year of solid gains, stocks lost momentum in the past few months. Small-cap value shares held up better than most market segments over the period but still recorded a small loss. While I am disappointed in the market’s loss of momentum, I can report that your fund fared somewhat better than its benchmarks, due largely to our continued focus on higher-quality companies that are less likely to be shunned by nervous investors in times of turmoil. I remain confident that the bull market that began last year is intact and that continued economic growth will help investors resume the climb back from the dramatic bear market of 2008 and early 2009.

The Small-Cap Value Fund returned -0.78% over the past six months. (Performance for the Advisor Class shares varied due to their differing fee structure.) The fund fared modestly better than its benchmark and peer groups, particularly the Russell 2000 and Lipper Small-Cap Core Funds indexes, which include more of a growth component. The fund’s emphasis on higher-quality stocks also benefited its relative performance during the recent market turmoil and helped it make up some ground lost during the explosive rally in previous months. The fund remained in the top quartile of its peer group over longer time periods. (Although Lipper classifies the portfolio as small-cap core, we also show results for the small-cap value funds category, which we think is more compatible with our investment style and objective. Based on cumulative total return, Lipper ranked the Small-Cap Value Fund 312 out of 760, 149 out of 666, 134 out of 551, and 26 out of 280 small-cap core funds for the 1-, 3-, 5-, and 10-year periods ended June 30, 2010, respectively. Results will vary for other periods. Returns were lower for Advisor Class shares due to their higher fee structure and other factors. Past performance cannot guarantee future results.)

MARKET ENVIRONMENT

Our reporting period saw the bull market that began in March 2009 hit a stumbling block—or, more precisely, trip over a piece of Grecian marble. Stock prices around the world headed sharply lower in late April as investors reacted to revelations about a growing sovereign debt crisis in Greece that threatened for a time to provoke a broader credit crisis in Europe and drag the world back into recession. As it turned out, Germany, France, and other large European nations coordinated a rescue package for Greece and other heavily indebted nations in the euro zone. Nevertheless, new austerity measures in Europe and a steep drop in the euro appeared likely to shut down one engine of the global economic recovery.

U.S. markets might have weathered the Greek debt crisis significantly better had concerns been confined to Europe, given that exports to the Continent account for only a small part of the overall U.S. economy. Over the past few months, however, investors were also barraged by worrisome news about tighter monetary policy and lending practices in China, rising military tensions between North and South Korea, a mysterious “flash crash” in U.S. stock prices on May 6, and the potential impact on profits of U.S. financials sector reforms. Most dramatically, on April 22, only days before the downgrade of Greece’s debt to junk status, the Deepwater Horizon drilling rig sank in the Gulf of Mexico after an explosion, setting off one of the largest environmental disasters in U.S. history.

Although conclusive data on U.S. economic growth in the second quarter have yet to become available, it appears that the springtime turmoil led to some heightened caution on the part of employers and consumers. After expanding sharply in April, private payroll growth, retail spending, and consumer confidence all decelerated or declined in May and June. The housing market appeared to lose momentum as well. New home sales jumped in March by their highest percentage since 1963 as buyers rushed to take advantage of expiring tax incentives. By May, sales of both existing and new homes were falling, which raised fears about how the sector would fare when homebuyer credits expired. The manufacturing sector, boosted by inventory restocking and exports, remained the bright spot in the recovery.

Corporate profits expanded at a healthy clip early in the year and appeared likely to maintain much of their momentum in the second quarter due to cost-cutting, rising worker productivity, and healthy export markets. Still, stock market sell-offs late in the period sparked by economic concerns led to broad declines for the past six months. Small- and mid-cap shares declined much less than large-caps in the last six months, while value stocks modestly outperformed growth stocks across all market capitalizations, as measured by various Russell indexes. Despite the sharp pullback, most major indexes remained more than 50% above their March 2009 nadirs.

PORTFOLIO ACTIVITY

The fund’s holdings in the financials sector led its returns over the past six months. The massive restructuring in the sector that played out prominently among the largest banks in 2008 and 2009 has continued more quietly among smaller institutions. Shaky community banks are still being closed and absorbed by more stable competitors, and healthy small and regional banks are going on the offensive by actively recruiting productive loan officers away from rivals. In previous reports, we mentioned our holding in East West Bancorp, a West Coast bank with heavy ties to the burgeoning Asian-American community. In early June, East West engaged in its second recent FDIC-assisted takeover of a struggling bank, acquiring the operations of Seattle-based Washington First International. One of the fund’s top performers was Western Alliance Bancorp, a multi-bank holding company with operations in Nevada, Arizona, and California. The fund also saw good results from positions in real estate investment trusts (REITs), including D.C. area firms Saul Centers and First Potomac Realty Trust. Part of our investment thesis is that the inexorable growth in the federal government should provide healthy demand for Washington area office and retail space in the coming years. (Please refer to the fund’s portfolio of investments for a complete listing of our holdings and the amount each represents in the portfolio.)

The fund also reaped good results from its industrials and business services holdings, thanks in part to a number of takeovers in the sector. Dollar Thrifty Auto Group was the fund’s leading contributor in the period as the car rental firm became the subject of a bidding war between rivals Avis and Hertz. Another top contributor was process control manufacturer K-Tron, which surged early in the year following the announcement of its acquisition by funeral products maker Hillenbrand. A top contributor and still a leading holding in the fund, short-haul and regional railroad operator Genessee & Wyoming benefited from steady growth in rail shipments of commodities such as coal, grain, and forest products. Management also has proved itself a shrewd acquirer of other businesses. Similarly, we got good results from Kirby Corporation, the nation’s largest tank barge company, carrying primarily petroleum and petrochemicals.

In a reverse image of the previous six months’ performance, the fund’s more defensive holdings generally fared better. South Dakota-based Black Hills, which operates utilities in several Plains states, enjoyed strong gains through April. Consumer staples also held up better than most segments, and Oil-Dri, which makes a range of consumer and industrial products, recorded decent gains. Materials holdings were a mixed bag, but specialty metals firm Carpenter Technology benefited from improving trends in several of its markets.

Unfortunately, disappointments modestly outweighed positive developments in the period. The poor labor market and slowing growth in consumer spending in late spring led to weak returns for a range of consumer discretionary holdings. Specialty retailers weighed heavily on returns, especially home and office furnishings rental firm Aaron’s and discount retailer Stein Mart. Hotel and travel company Orient-Express sold off as investors grew concerned about its reliance on European properties and the decline in the euro, which hurts profits translated back into U.S. dollars. Worries about a renewed decline in the housing sector took a toll on our positions among homebuilders and furniture manufacturers.

The information technology sector surged last year on hopes for a global rebound in capital equipment spending but fell back sharply as investors reevaluated growth prospects in China, Europe, and elsewhere. Hewlett-Packard announced plans to acquire smartphone maker Palm in late April, but not before the stock had continued the steep drop it began last fall. Another especially weak holding was Formfactor, which manufactures wafer probe cards for the semiconductor industry. The company’s ongoing restructuring and increased spending has been impeding its ability to capitalize on improved demand. A bright spot in the sector was Acme Packet, which provides switching equipment for Internet service providers. Investors have been enthusiastic about the company’s ability to profit from growing demand for Internet voice transmission and other high-bandwidth services.

The fund’s energy holdings also performed poorly overall, although returns varied widely. One of the fund’s top performers was Whiting Petroleum, a skilled drilling firm that is establishing a growing presence in the Bakken oil shale of North Dakota. During the period, we added two other holdings with operations in the Bakken shale, Northern Oil & Gas and Oasis Petroleum. One of our worst performers, on the other hand, was TETRA Technologies, which suffered from fallout from the Gulf of Mexico oil spill.

The fund’s purchases and sales followed our normal pattern over the past six months. In some cases, such as Acme Packet, we reduced our position following a runup in the stock. We also sold a fair number of holdings at a premium following the announcement of a takeover bid, although the merger and acquisition market remains less active than it was a few years ago. Along with the holdings mentioned above, leading sales following a takeover announcement included Mariner Energy, Casey’s General Stores, and Arena Resources. On the flip side, we continued to invest actively in a range of companies, including those in the recently troubled energy and financials sectors—good hunting grounds for patient value investors.

OUTLOOK

Although the second quarter brought its own particular set of surprises in the form of the Greek debt crisis and the Gulf of Mexico oil spill, a market correction and heightened volatility are fairly usual and predictable characteristics of a bull market. While I dislike going through downturns, I have seen enough such cycles not to panic. I believe the bull market is set to move ahead once fear subsides, and I am actively investing in good companies whose share prices have become more attractive as markets have headed lower.

My optimism is based on a generally favorable view of the global economy and my sense that the U.S. is unlikely to experience a “double-dip” recession. Central banks around the world remain extremely accommodative and committed to low interest rates. Ample fiscal stimulus is still in place in much of the world despite the highly publicized austerity measures that have been announced in some European nations. Despite recent stresses in Europe, the global financial system remains in reasonable shape and much improved from two years ago. Investors are understandably worried about new financial regulations, but we expect financial institutions will still be able to enjoy good profits, if perhaps with a smaller return on capital given new capital requirements. Over the long term, tighter regulation will bring about more confidence in the system.

Beyond concerns about European economic growth, I am keenly focused on the oil spill in the Gulf. As described in the box on page 6, our analysts have been in the region examining the fallout from the spill, and we are carefully monitoring its influence on companies in the portfolio. While no company in the portfolio has been directly impacted, all of our energy service stocks have fallen in price due to fears of new drilling regulations. As value investors, we are weighing whether the drop in share prices more than adequately reflects these new regulations. My experience is that prices overshoot to the downside after bad news and that investors who step up to buy in the face of that news are often handsomely rewarded.

Respectfully submitted,

Preston G. Athey
President of the fund and chairman of its Investment Advisory Committee

July 12, 2010

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

The fund’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Russell 2000 Index: Consists of the smallest 2,000 companies in the Russell 3000 Index, which represents approximately 98% of the investable U.S. equity market. Performance is reported on a total return basis.

Russell 2000 Growth Index: An index of those firms in the Russell 2000 with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Value Index: An index of those firms in the Russell 2000 with lower price-to-book ratios and lower forecasted growth values.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS   For a share outstanding throughout each period

Investor Class

	6 Months Ended 6/30/10‡	Year Ended 12/31/09‡	12/31/08‡	12/31/07‡	12/31/06‡	12/31/05‡
NET ASSET VALUE						
Beginning of period	$ 29.48	$ 23.50	$ 35.92	$ 41.21	$ 36.91	$ 35.68
Investment activities						
Net investment income	0.13	0.22	0.20	0.26	0.25	0.19
Net realized and unrealized gain (loss)	(0.36)	6.09	(10.58)	(0.39)	5.73	2.97
Total from investment activities	(0.23)	6.31	(10.38)	(0.13)	5.98	3.16
Distributions						
Net investment income	–	(0.26)	(0.27)	(0.28)	(0.27)	(0.17)
Net realized gain	–	(0.07)	(1.77)	(4.88)	(1.41)	(1.76)
Total distributions	–	(0.33)	(2.04)	(5.16)	(1.68)	(1.93)
NET ASSET VALUE						
End of period	**$ 29.25**	**$ 29.48**	**$ 23.50**	**$ 35.92**	**$ 41.21**	**$ 36.91**

Ratios/Supplemental Data

Total return(1)	(0.78)%	26.88%	(28.61)%	(0.13)%	16.24%	8.74%
Ratio of total expenses to average net assets	0.83%(2)	0.87%	0.85%	0.81%	0.83%	0.84%
Ratio of net investment income to average net assets	0.84%(2)	0.87%	0.63%	0.62%	0.63%	0.52%
Portfolio turnover rate	5.8%	7.8%	13.2%	14.0%	12.2%	11.9%
Net assets, end of period (in millions)	$ 4,872	$ 4,807	$ 3,581	$ 4,936	$ 5,387	$ 4,712

‡ Per share amounts calculated using average shares outstanding method.

(1) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

(2) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Financial Highlights

For a share outstanding throughout each period

Advisor Class

	6 Months Ended 6/30/10‡	Year Ended 12/31/09‡	12/31/08‡	12/31/07‡	12/31/06‡	12/31/05‡
NET ASSET VALUE						
Beginning of period	$ 29.32	$ 23.39	$ 35.74	$ 40.99	$ 36.73	$ 35.50
Investment activities						
Net investment income	0.09	0.16	0.14	0.18	0.18	0.12
Net realized and unrealized gain (loss)	(0.35)	6.06	(10.51)	(0.38)	5.69	2.96
Total from investment activities	(0.26)	6.22	(10.37)	(0.20)	5.87	3.08
Distributions						
Net investment income	–	(0.22)	(0.21)	(0.17)	(0.20)	(0.09)
Net realized gain	–	(0.07)	(1.77)	(4.88)	(1.41)	(1.76)
Total distributions	–	(0.29)	(1.98)	(5.05)	(1.61)	(1.85)
NET ASSET VALUE						
End of period	**$ 29.06**	**$ 29.32**	**$ 23.39**	**$ 35.74**	**$ 40.99**	**$ 36.73**
Ratios/Supplemental Data						
Total return(1)	(0.89)%	26.62%	(28.74)%	(0.31)%	16.02%	8.56%
Ratio of total expenses to average net assets	1.07%(2)	1.06%	1.02%	1.02%	1.02%	1.03%
Ratio of net investment income to average net assets	0.60%(2)	0.64%	0.43%	0.42%	0.44%	0.32%
Portfolio turnover rate	5.8%	7.8%	13.2%	14.0%	12.2%	11.9%
Net assets, end of period (in thousands)	$ 820,688	$ 789,972	$ 427,087	$ 669,775	$ 738,418	$ 608,608

‡ Per share amounts calculated using average shares outstanding method.

(1) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

(2) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/$ Par	Value
COMMON STOCKS 89.5%		
CONSUMER DISCRETIONARY 10.0%		
Auto Components 1.1%		
Dorman Products (1)(2)	1,050,000	21,346
Drew Industries (2)	955,000	19,291
Fuel Systems Solutions (2)(3)	370,000	9,602
Shiloh Industries (1)(2)	832,500	7,043
Strattec Security (1)(2)	288,600	6,378
		63,660
Automobiles 0.3%		
Winnebago (1)(2)	2,010,000	19,979
		19,979
Diversified Consumer Services 0.6%		
Corinthian Colleges (2)	896,100	8,826
Matthews International, Class A	293,500	8,594
National American University Holdings (1)	1,700,000	14,807
		32,227
Hotels, Restaurants & Leisure 0.3%		
Orient-Express, Class A (2)	2,300,000	17,020
The Cheesecake Factory (2)	10,000	223
		17,243
Household Durables 1.6%		
Cavco Industries (1)(2)	590,979	20,791
CSS Industries (1)	988,000	16,302
Dixie Group (2)	950,000	3,496
Ethan Allen Interiors	335,000	4,687
Hooker Furniture (1)	955,000	10,180
M/i Homes (2)	900,000	8,676
Meritage (2)	1,000,000	16,280
Palm Harbor Homes (2)	700,000	1,246
Sealy (2)	470,000	1,255
Standard Pacific (2)	1,100,000	3,663

Stanley Furniture (1)(2)	908,400	3,688
		90,264
Internet & Catalog Retail 0.1%		
Drugstore.com (2)	1,625,900	5,008
		5,008
Leisure Equipment & Products 0.9%		
Brunswick	2,040,000	25,357
Clarus (2)	730,000	5,037
Pool	935,000	20,495
		50,889
Media 0.8%		
Ascent Media, Class A (2)	613,500	15,497
Fisher Communications (2)	100,000	1,684
Knology (2)	838,400	9,164
Live Nation Entertainment (2)	790,000	8,255
Rentrak (2)	50,000	1,217
Saga Communications (2)	405,950	9,694
		45,511
Multiline Retail 0.3%		
Fred's	1,300,000	14,378
		14,378
Specialty Retail 3.5%		
Aarons (1)	3,345,000	57,099
Aarons, Class A (1)	1,103,550	15,257
Gymboree (2)	220,000	9,396
Haverty Furniture	1,106,000	13,593
Hibbett Sports (1)(2)	1,505,000	36,060
Lumber Liquidators (2)	770,000	17,964
MarineMax (2)	300,000	2,082
Men's Wearhouse	1,430,000	26,255

FINANCIALS 21.7%

Capital Markets 3.0%

Ares Capital	4,000,000	50,120
Capital Southwest	110,000	9,670
GFI Group	700,000	3,906
Gladstone Capital	400,000	4,324
Gleacher (2)	2,025,000	5,164
Hercules Technology Growth	1,040,000	9,578
JMP Group	955,000	5,912
KBW (2)	900,000	19,296
Kohlberg Capital	600,000	3,006
Pennantpark Investment	900,000	8,595
Piper Jaffray (2)	445,000	14,338
Safeguard Scientifics (2)	938,635	9,912
Sanders Morris Harris Group	1,400,000	7,770
Stifel Financial (2)	470,000	20,393
		171,984

Commercial Banks 6.5%

Bridge Capital (1)(2)	644,800	5,868
Burke & Herbert	4,300	9,052
Cobiz Financial (1)	2,619,400	17,262
Columbia Banking	820,000	14,973
East West Bancorp	3,447,290	52,571
Farmers & Merchants Bank of Long Beach	2,390	9,680
First Opportunity Fund	850,000	5,075
First Southern Bancorp, Acquisition Date: 2/1/10 Acquisition Cost $18,503 (2)(4)	876,915	18,503
Glacier Bancorp	2,275,000	33,374
Home Bancshares	1,300,000	29,653
Preferred Bank (1)(2)	823,500	1,721
Sandy Spring Bancorp	885,900	12,411
Signature Bank (2)	662,600	25,185

SVB Financial (2)	1,000,000	41,230
Texas Capital Bancshares (2)	1,320,000	21,648
Washington Trust Bancorp	600,000	10,224
Western Alliance Bancorp (2)	1,850,000	13,264
Wintrust Financial	1,450,000	48,343
		370,037
Diversified Financial Services 0.3%		
Compass Diversified Holdings	1,275,000	17,098
		17,098
Insurance 4.3%		
Alterra Capital	1,845,000	34,649
Assured Guaranty	698,500	9,269
Employers Holdings	1,000,000	14,730
Markel (2)	175,500	59,670
Meadowbrook Insurance	800,000	6,904
National Interstate (1)	1,208,900	23,961
ProAssurance (2)	1,600,000	90,816
Seabright	625,000	5,925
		245,924
Real Estate Investment Trusts (REITs) 7.4%		
Acadia Realty Trust, REIT	1,160,000	19,511
CBL & Associates Properties, REIT	1,100,000	13,684
Cedar Shopping Centers, REIT	1,700,000	10,234
DiamondRock Hospitality, REIT	400,000	3,288
EastGroup Properties, REIT	475,000	16,900
First Potomac Realty Trust, REIT	1,743,621	25,056
Hatteras Financial	1,210,000	33,662
Kilroy Realty, REIT	1,700,000	50,541
Kite Realty Group Trust, REIT (1)	5,000,000	20,900
LaSalle Hotel Properties, REIT	1,913,600	39,363
New York Mortgage, REIT (1)	761,500	5,011
Parkway Properties, REIT	740,000	10,782

Pebblebrook Hotel Trust, REIT (2)	495,000	9,331
Potlatch, REIT	1,400,000	50,022
Redwood Trust, REIT	1,900,000	27,816
Saul Centers, REIT	865,400	35,161
Strategic Hotel Capital, REIT (2)	2,250,000	9,877
Terreno Realty, REIT (1)(2)	465,000	8,235
Washington Real Estate Investment Trust, REIT	1,113,400	30,719
		420,093
Thrifts & Mortgage Finance 0.2%		
United Financial Bancorp	700,000	9,555
		9,555
Total Financials		1,234,691
HEALTH CARE 5.1%		
Biotechnology 0.5%		
Exelixis (2)	2,675,000	9,282
Infinity Pharmaceuticals (2)	435,000	2,571
Lexicon Pharmaceuticals (2)	5,200,000	6,656
Momenta Pharmaceuticals (2)	1,075,000	13,180
		31,689
Health Care Equipment & Supplies 1.9%		
Analogic	520,000	23,665
Angiodynamics (2)	765,355	11,289
Atrion (1)	177,000	23,904
National Dentex (2)	175,000	2,949
OTIX Global (1)(2)	332,000	1,328
Quidel (1)(2)	2,068,500	26,249
RTI Biologics (2)	440,000	1,289
West Pharmaceutical Services	455,000	16,603
		107,276

Health Care Providers & Services 2.5%		
Capital Senior Living (1)(2)	1,810,000	8,996
Landauer (1)	560,000	34,093
LCA-Vision (2)	420,000	2,327
National Healthcare	445,000	15,334
Owens & Minor	2,137,500	60,662
Triple-S Management, Class B (2)	860,000	15,953
Universal American Financial (2)	380,000	5,472
		142,837
Health Care Technology 0.0%		
Vital Images (2)	26,543	338
		338
Life Sciences Tools & Services 0.1%		
Strategic Diagnostics (1)(2)	1,650,000	2,987
		2,987
Pharmaceuticals 0.1%		
Cadence Pharmaceuticals (2)	150,000	1,051
Optimer Pharmaceuticals (2)	600,000	5,562
		6,613
Total Health Care		291,740
INDUSTRIALS & BUSINESS SERVICES 21.9%		
Aerospace & Defense 0.2%		
American Science Engineering	50,000	3,810
Breeze-Eastern (1)(2)	770,000	4,543
Hexcel (2)	125,000	1,939
		10,292
Air Freight & Logistics 1.1%		
Hub, Class A (2)	1,435,000	43,064

UTi Worldwide	1,410,000	17,456
		60,520
Airlines 0.5%		
AirTran (2)	300,000	1,455
Alaska Air (2)	460,000	20,677
SkyWest	710,000	8,676
		30,808
Building Products 1.9%		
A.O. Smith	375,000	18,071
A.O. Smith, Class A	119,800	5,773
Ameron International (1)	520,000	31,372
Builders FirstSource (2)	1,500,000	3,600
Gibraltar Industries (2)	1,457,098	14,717
Quanex Building Products	275,000	4,755
Universal Forest Products (1)	1,000,000	30,310
		108,598
Commercial Services & Supplies 2.4%		
Courier (1)	1,039,300	12,690
Ecology	882,600	12,859
G & K Services, Class A	700,000	14,455
McGrath RentCorp (1)	1,734,000	39,501
Mine Safety Appliances	1,100,000	27,258
Waste Connections (2)	790,200	27,570
		134,333
Construction & Engineering 1.1%		
Comfort Systems USA	1,491,000	14,403
Insituform Technologies (2)	1,730,000	35,431
Pike Electric (2)	1,037,703	9,775
Sterling Construction (2)	360,000	4,658
		64,267

Electrical Equipment 1.3%		
Belden	1,460,000	32,120
C&D Technologies (2)	777,381	685
Franklin Electric	320,000	9,222
LSI Industries	222,500	1,086
Woodward Governor	1,226,400	31,310
		74,423
Industrial Conglomerates 1.3%		
Raven Industries (1)	2,144,500	72,291
Smith Investment (2)	43,100	108
		72,399
Machinery 3.7%		
3-D Systems (1)(2)	2,070,000	25,978
Accuride, Warrants, 2/26/12 (2)	300,000	49
Astec Industries (2)	544,701	15,105
Badger Meter	700,000	27,083
Cascade	369,000	13,140
CIRCOR International	535,000	13,685
Colfax (2)	570,000	5,934
Greenbrier Companies (2)	830,000	9,296
Lydall (1)(2)	1,650,000	12,606
Middleby (2)	300,000	15,957
Nordson	555,700	31,164
RBC Bearings (2)	500,000	14,495
Robbins & Myers	400,000	8,696
Sun Hydraulics	650,000	15,249
		208,437
Marine 1.1%		
International Shipholding (1)	520,000	11,508
Kirby (2)	1,010,000	38,632

INFORMATION TECHNOLOGY 11.1%

Communications Equipment 1.2%

Acme Packet (2)	765,000	20,563
Blue Coat Systems (2)	806,900	16,485
Comarco (1)(2)	670,000	1,601
IXIA (2)	1,725,000	14,818
Shoretel (2)	987,142	4,581
Sonus Networks (2)	4,500,000	12,195
		70,243

Computers & Peripherals 0.7%

Intevac (2)	820,000	8,749
Synaptics (2)	780,000	21,450
Xyratex (2)	750,000	10,613
		40,812

Electronic Equipment, Instruments & Components 2.8%

Electro Rent (1)	2,060,800	26,358
Electro Scientific Industries (2)	420,100	5,612
Fabrinet (2)	500,000	5,350
FLIR Systems (2)	1,099,372	31,981
GTSI (1)(2)	953,100	5,204
Littelfuse (2)	667,000	21,084
Methode Electronics	1,386,500	13,504
MTS Systems	269,600	7,818
Newport (2)	766,400	6,943
Richardson Electronics	710,000	6,390
Synnex (2)	780,000	19,984
Zygo (1)(2)	1,360,000	11,030
		161,258

Internet Software & Services 0.7%

Digital River (2)	107,576	2,572
RealNetworks (2)	2,376,600	7,843

Saba Software (1)(2)	1,469,998	7,571
Taleo, Class A (2)	835,000	20,282
		38,268
IT Services 0.5%		
Kratos Defense & Security Solutions (1)(2)	1,000,000	10,500
Startek (1)(2)	925,000	3,607
TNS (2)	840,000	14,650
		28,757
Semiconductor & Semiconductor Equipment 3.6%		
Actions Semiconductor, ADR (2)	1,588,500	3,431
Advanced Energy Industries (2)	1,270,000	15,608
ATMI (2)	710,000	10,394
Brooks Automation (2)	2,570,000	19,866
BTU International (1)(2)	760,000	4,416
Cabot Microelectronics (2)	550,000	19,025
Cognex	885,000	15,558
Cohu	1,140,000	13,828
Cyberoptics (1)(2)	642,200	6,210
Cymer (2)	250,000	7,510
Entegris (2)	2,000,000	7,940
Formfactor (2)	1,000,000	10,800
Mattson Technology (2)	1,350,000	5,117
Microsemi (2)	645,000	9,436
Standard Microsystems (2)	675,000	15,714
Teradyne (2)	1,000,000	9,750
Veeco (2)	680,000	23,310
Zarlink Semiconductor (2)	5,000,000	8,383
		206,296
Software 1.6%		
Ariba (2)	170,000	2,708
Callidus Software (2)	1,000,000	3,310
Monotype Imaging Holdings (2)	80,000	721

Phoenix Technologies (2)	1,669,843	4,826
Progress Software (2)	1,725,000	51,802
Symyx Technologies (2)	1,195,000	5,987
Websense (2)	1,064,300	20,115
		89,469
Total Information Technology		635,103

MATERIALS 7.1%

Chemicals 2.1%		
American Vanguard (1)	2,000,000	15,860
Arch Chemicals	900,000	27,666
Hawkins Chemical (1)	575,000	13,846
Innospec (1)(2)	2,409,200	22,598
Material Sciences (2)	430,000	1,294
Minerals Technologies	345,000	16,402
Penford (1)(2)	1,000,000	6,480
Rockwood (2)	510,000	11,572
		115,718
Containers & Packaging 0.3%		
Myers Industries (1)	2,000,000	16,180
		16,180
Metals & Mining 3.4%		
AMCOL International	715,000	16,803
Carpenter Technology	1,720,000	56,468
Centerra Gold (CAD) (2)(5)	550,000	6,055
Central Fund of Canada, Class A	1,935,700	29,171
Franco-Nevada (CAD)	870,000	26,479
Mesabi Trust	305,652	5,315
Royal Gold	420,000	20,160
Sims Metal Management, ADR	1,220,000	17,275
Stillwater Mining (2)	1,200,000	13,944

HEALTH CARE 0.2%		
Health Care Providers & Services 0.2%		
National Healthcare, Series A	790,000	10,234
Total Health Care		10,234
Total Convertible Preferred Stocks (Cost $56,016)		74,705
CONVERTIBLE BONDS 1.3%		
Acadia Realty Trust, 3.75%, 12/15/26	10,000,000	9,825
Airtran, 7.00%, 7/1/23	3,000,000	3,027
Greenbrier Companies, 2.375%, 5/15/26	9,100,000	7,704
Hercules Offshore, VR, 3.375%, 6/1/38	4,500,000	3,328
Palm Harbor, 3.25%, 5/15/24	8,000,000	5,818
Penn Virginia, 4.50%, 11/15/12	10,000,000	9,439
Savvis, 3.00%, 5/15/12	3,000,000	2,829
SVB Financial Group, 3.875%, 4/15/11 (5)	10,000,000	10,043
Teradyne, 4.50%, 3/15/14	3,779,000	7,278
Unisource Energy, 4.50%, 3/1/35	10,000,000	9,493
Veeco Instruments, 4.125%, 4/15/12	5,000,000	6,708
Total Convertible Bonds (Cost $62,558)		75,492
CORPORATE BONDS 0.5%		
Alliance One, 10.00%, 7/15/16 (5)	3,000,000	3,068
Black Hills, 6.50%, 5/15/13	7,000,000	7,616
Clearwater Paper, 10.625%, 6/15/16 (1)	4,500,000	4,961
Gibraltar Industries, VR, 8.00%, 12/1/15	8,000,000	7,800
PNM Resources, 9.25%, 5/15/15	3,830,000	4,069
Total Corporate Bonds (Cost $25,417)		27,514

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the six months ended June 30, 2010. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 6/30/10	Value 12/31/09
3-D Systems	$ -	$ -	$ -	$ 25,978	$ 23,391
Aarons	-	-	80	57,099	61,838
Aarons, Class A	60	-	26	15,256	16,750
Aceto	872	-	158	9,111	7,467
American Vanguard	-	-	20	15,860	16,600
Ameron International	-	-	312	31,372	32,999
Atrion	-	-	1,189	23,904	27,562
Breeze-Eastern	-	-	-	4,543	4,620
Bridge Capital	133	-	-	5,868	4,410
BTU International	-	-	-	4,416	4,826
C&D Technologies	-	21,697	-	*	2,753
California Micro Devices	-	7,011	-	*	6,948
Capital Senior Living	-	-	-	8,996	9,086
Cavco Industries	378	-	-	20,791	20,834
Clearwater Paper	-	-	-	35,868	36,005
Clearwater Paper, Bond	-	-	234	4,961	5,018
Cobiz Financial	743	-	51	17,262	11,875
Comarco	-	-	-	1,601	1,809
Courier	-	-	437	12,690	14,810
CSS Industries	248	-	294	16,302	18,935
Culp	172	159	-	9,645	8,713
Cyberoptics	27	-	-	6,210	4,290
Deltic Timber	-	-	106	29,619	32,723
Dorman Products	-	-	-	21,346	16,443

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $4,635,688)	$ 5,700,720
Dividends and interest receivable	6,961
Receivable for shares sold	6,333
Receivable for investment securities sold	17
Other assets	218
Total assets	5,714,249
Liabilities	
Obligation to return securities lending collateral	7,492
Payable for investment securities purchased	5,534
Payable for shares redeemed	4,640
Investment management fees payable	3,204
Due to affiliates	555
Other liabilities	520
Total liabilities	21,945
NET ASSETS	$ 5,692,304
Net Assets Consist of:	
Undistributed net investment income	$ 25,181
Accumulated undistributed net realized gain	51,828
Net unrealized gain	1,065,028
Paid-in capital applicable to 194,816,023 shares of $0.01 par value capital stock outstanding; 1,000,000,000 shares authorized	4,550,267
NET ASSETS	$ 5,692,304
NET ASSET VALUE PER SHARE	
Investor Class	
($4,871,616,337 / 166,573,717 shares outstanding)	$ 29.25
Advisor Class	
($820,688,051 / 28,242,306 shares outstanding)	$ 29.06

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

	6 Months Ended 6/30/10	Year Ended 12/31/09
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 23,973	$ 38,046
Net realized gain	83,148	9,896
Change in net unrealized gain (loss)	(165,780)	1,137,687
Increase (decrease) in net assets from operations	(58,659)	1,185,629
Distributions to shareholders		
Net investment income		
Investor Class	–	(41,939)
Advisor Class	–	(5,864)
Net realized gain		
Investor Class	–	(11,291)
Advisor Class	–	(1,866)
Decrease in net assets from distributions	–	(60,960)
Capital share transactions*		
Shares sold		
Investor Class	494,351	854,398
Advisor Class	110,320	275,035
Distributions reinvested		
Investor Class	–	50,374
Advisor Class	–	7,214
Shares redeemed		
Investor Class	(380,406)	(639,133)
Advisor Class	(70,199)	(84,469)
Redemption fees received	199	369
Increase in net assets from capital share transactions	154,265	463,788
Net Assets		
Increase during period	95,606	1,588,457
Beginning of period	5,596,698	4,008,241
End of period	**$ 5,692,304**	**$ 5,596,698**
Undistributed net investment income	25,181	1,208

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Small-Cap Value Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks long-term capital growth by investing primarily in small companies whose common stocks are believed to be undervalued. The fund has two classes of shares: the Small-Cap Value Fund original share class, referred to in this report as the Investor Class, offered since June 30, 1988, and the Small-Cap Value Fund—Advisor Class (Advisor Class), offered since March 31, 2000. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale of securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $24,000 for the six months ended June 30, 2010. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Redemption Fees A 1% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Pronouncements On January 1, 2010, the fund adopted new accounting guidance that requires enhanced disclosures about fair value measurements in the financial statements. Adoption of this guidance had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on June 30, 2010:

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended June 30, 2010. Transfers into and out of Level 3 are reflected at the value of the financial instrument at the beginning of the period. Gain (loss) reflects both realized and change in unrealized gain (loss) on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at June 30, 2010, totaled $(35,000) for the six months ended June 30, 2010.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by fund management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. On June 30, 2010, the value of loaned securities was $7,200,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $497,958,000 and $319,705,000, respectively, for the six months ended June 30, 2010.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

In accordance with federal tax regulations, the fund recognized ordinary income and capital losses in the current period for tax purposes that had been recognized in the prior fiscal year for financial reporting purposes. Such deferrals relate to REIT dividends and net capital losses realized between November 1, 2009 and December 31, 2009, and totaled $6,733,000.

At June 30, 2010, the cost of investments for federal income tax purposes was $4,635,688,000. Net unrealized gain aggregated $1,065,028,000 at period-end, of which $1,651,493,000 related to appreciated investments and $586,465,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2010, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended June 30, 2010, expenses incurred pursuant to these service agreements were $82,000 for Price Associates; $719,000 for T. Rowe Price Services, Inc.; and $1,495,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the six months ended June 30, 2010, the fund was allocated $66,000 of Spectrum Funds’ expenses and $771,000 of Retirement Funds’ expenses. Of these amounts, $527,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2010, approximately 2% of the outstanding shares of the Investor Class were held by the Spectrum Funds and 15% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of June 30, 2010, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 104,858 shares of the fund, representing less than 1% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 9, 2010, the fund’s Board of Directors (Board) unanimously approved the continuation of the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Adviser). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Adviser during the course of the year, as discussed below:

Services Provided by the Adviser
The Board considered the nature, quality, and extent of the services provided to the fund by the Adviser. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Adviser’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Adviser.

Investment Performance of the Fund
 The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the severity of the market turmoil during 2008 and 2009, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Adviser under the Contract and other benefits that the Adviser (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Adviser may receive some benefit from its soft-dollar arrangements pursuant to which it receives research from broker-dealers that execute the applicable fund’s portfolio transactions. The Board also received information on the estimated costs incurred and profits realized by the Adviser and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Adviser’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Adviser. Under the Contract, the fund pays a fee to the Adviser composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class and Advisor Class) and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds but at or below the median for other groups of comparable funds. The information also indicated that the fund’s total expense ratio for the Investor Class was above the median for certain groups of comparable funds but at or below the median for other groups of comparable funds, and the total expense ratio for the Advisor Class was below the median for comparable funds. The Board also reviewed the fee schedules for institutional accounts of the Adviser and its affiliates with smaller mandates. Management informed the Board that the Adviser’s responsibilities for institutional accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise and that the Adviser performs significant additional services and assumes greater risk for the fund and other T. Rowe Price mutual funds that it advises than it does for institutional accounts. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board was assisted by the advice of independent legal counsel and concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Small-Cap Value Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2010

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	August 17, 2010